SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

April 17, 2013
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 17, 2013, the Board of Directors of the of All-American SportPark, Inc. (the "Company") elected Steven Miller to serve as a Director of the Company to fill the vacancy created by the recent resignation of William Kilmer from the Board.

     Steven Miller, age 69, has been the Chief Executive Officer of Agassi Enterprises and Agassi Graf Holdings since January 2009. He is responsible for the leadership and operation of two for-profit entities. He is responsible for the coordination of business ventures, strategies, and personnel evaluations, as well as managing and representing the Agassi Graf Lifestyle brand. Since January 2008, Mr. Miller has also served as CEO of the Andre Agassi Foundation for Education. In that capacity, he is responsible for the leadership and operation of the Foundation enterprise, and managing the financial portfolio.

     From May 2008 to April 2010, Mr. Miller was the CEO of Power Plate International, and the Executive Chairman of the Board of Directors. There he was responsible for overseeing a company of over 100 employees, operating in 66 countries. From September 2005 to September 2006, he served as a senior analyst and adjunct professor at the University of Oregon’s Warsaw Sports Marketing Center. Acting as a key industry specialist, he worked with the Warsaw Center on a variety of initiatives, including industry outreach and research. From September 2005 to October 2006 he also was President of Devine Sports in Chicago.

     From 2000-2005, Mr. Miller was President & CEO of the Professional Bowlers Association in Seattle. In his five years at the PBA, he was responsible for revamping the organization, bringing membership to an all-time high, negotiating two exclusive television deals with ESPN, and increasing sponsorships.

     Agassi ASI Group, LLC and Investment AKA, LLC currently hold approximately 35% of the Company's outstanding common stock. Both of these are limited liability companies whose members include Andre K. Agassi. The election of Mr. Miller to the Board of Directors may be considered to be a result of the relationship of Mr. Miller to Andre Agassi.

            The Company does not currently have any committees of the Board of Directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: April 23, 2013	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President

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